                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                               -------------------

                                   FORM 8-K
                                CURRENT REPORT

          PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934


       Date of Report (Date of earliest event reported):  July 9, 1998





                            Lamonts Apparel, Inc.
            (Exact Name of Registrant as Specified in its Charter)


        Delaware                0-15542                #75-2076160
       (State of           (Commission File          (I.R.S. Employer
     Incorporation)             Number)            Identification Number)




               12413 Willows Road N.E., Kirkland, Washington 98034
                     (Address of Principal Executive Offices)

                                  (425) 814-5700
               (Registrant's Telephone Number, including Area Code)

ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a)(i) On July 9, 1998, Lamonts Apparel, Inc. (the "Company" or "Lamonts") dismissed PricewaterhouseCoopers LLP ("PwC") as its independent accountants.

        (ii) For the fiscal year ended January 31, 1998, PwC's report on the consolidated financial statements contained an unqualified opinion which included the following explanatory paragraph:

               "On January 31, 1998, the Company emerged from bankruptcy. As discussed in Note 2 to the consolidated financial statements, the Company adopted "Fresh-Start Reporting" principles in accordance with the American Institute of Certified Public Accountant's Statement of Position 90-7, "Financial Reporting by Entities in Reorganization under the Bankruptcy Code." As a result of the reorganization and the adoption of Fresh-Start Reporting, the Company's January 31, 1998 consolidated balance sheet is not comparable to the Company's February 1, 1997 consolidated balance sheet since it presents the consolidated financial position of the reorganized entity."

               For the fiscal year ended February 1, 1997, PwC's report on the consolidated financial statements contained an unqualified opinion which included the following explanatory paragraph:

               "The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company has suffered recurring losses from operations. As discussed in Note 1 of the notes to the consolidated financial statements, on January 6, 1995, the Company filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code. Further, as more fully described in Note 1, claims substantially in excess of amounts reflected as liabilities in the consolidated financial statements have been asserted against the Company as a result of the reorganization proceedings. The validity of these claims, as well as the amount and manner of payment of all valid claims, will ultimately be determined by the Bankruptcy Court. As a result of the reorganization proceedings, the Company may sell or otherwise realize assets and liquidate or settle liabilities for amounts other than those reflected in the consolidated financial statements. Further, the confirmation of a Plan or Reorganization could materially change the amounts currently recorded in the consolidated financial statements. These matters raise substantial doubt about the Company's ability to continue as a going concern and recover the carrying amounts of its assets. Management's plans in regard to these matters are also discussed in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of these uncertainties."

        (iii) The dismissal of PwC was approved by unanimous written consent of the Board of Directors on July 1, 1998.

        (iv) During the quarter ended May 2, 1998 and the fiscal years ended January 31, 1998 and February 1, 1997, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreement, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits:



               Exhibit No.          Description of Exhibit
               -----------          ----------------------
                  16.1              Letter from PricewaterhouseCoopers LLP required pursuant to
                                    Rule 304(a)(3) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  Registrant:   LAMONTS APPAREL, INC.



Date: July 10, 1998               By:  /s/ Debbie A. Brownfield
                                       -----------------------------------
                                       Debbie A. Brownfield
                                       Executive Vice President,
                                       Chief Financial Officer, Treasurer,
                                       and Secretary